TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

* * *

Transamerica Bond

The following information supplements and amends information concerning Transamerica Bond:

The Board of Trustees of Transamerica Funds has approved the liquidation of Transamerica Bond (the “fund”) effective on or about May 25, 2018. Effective as of the close of business on April 30, 2018, the fund will no longer sell shares to new investors. The fund will remain open to current investors until shortly before the liquidation date. Orders for purchases of shares of the fund may, in the fund’s discretion, be rejected prior to the liquidation date, including for operational reasons relating to the anticipated liquidation of the fund.

In addition, at the time of the liquidation, the fund’s name will be changed to Transamerica Bond II.

In order to achieve an orderly liquidation, the fund’s assets will be converted into cash. After that conversion, the fund will no longer be pursuing its stated investment objective.

Following the liquidation of the fund, all references to Transamerica Bond are deleted in their entirety from the Prospectuses and the Statement of Additional Information.

* * *

Investors Should Retain this Supplement for Future Reference

March 14, 2018